As filed with the Securities and Exchange Commission on June 6, 2014.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02273

TRANSAMERICA INCOME SHARES, INC.

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: March 31

Date of reporting period: April 1, 2013 - March 31, 2014

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA INCOME SHARES, INC.

Annual Report

March 31, 2014

®

Transamerica Income Shares

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended March 31, 2014 can be summed up as a positive shift in risk sentiment. As the double-barreled fiscal constraints of austerity and tax increases drifted further into the rear-view mirror and the fear of tail risks were reduced it fuelled an appetite for risk that propelled equities higher. Rather than major potholes, there were only minor bumps, which were quickly overcome. The credit capital stack showed a rather transparent view of this positive sentiment shift as the lower quality credit had better returns.

The duration story was less of a one-way move as an early rally in long rates staged a hard reversal over the summer that sent the long bond up over 1.00%. Basically, the 3-months of pain in duration effectively was a recalibration by the market to a new trading range. What was most interesting was the economic impact of this backup in rates. Housing is a prime example - it had been growing smartly in the recovery, but the backup on funding costs did noticeable damage to mortgage purchase applications, highlighting the elasticity of the relationship between funding costs and borrowing appetite (rates do matter).

This rate dynamic is also a telltale for the true underlying health of the economy going forward: Is the economy strong enough to absorb an upward drift in rates or does it quell economic activity the way traditional tight monetary policy would? The Federal Reserve (“Fed”) is effectively engaged in a balancing act as it looks to continue its staggered exit from quantitative easing in a market that already has small risk premiums and relatively low volatility. Withdrawing too fast risks an economic slowdown while staying too long could threaten stability. What adds another degree of difficulty is that the mundane valuations reduce the Fed’s margin of error in the withdraw process.

The markets continue to look through the current soft patch and discount considerably good news in the future. The key for 2014 is moderation; a significant snapback in growth during the second quarter could bring the Fed more front and center with a change in their forward guidance, or a more restrictive policy. The economy needs to strengthen to accommodate any further hawkishness out of the Fed, and to continue to provide a solid environment for risk assets.

PERFORMANCE

For the year ended March 31, 2014, Transamerica Income Shares, Inc. returned 4.29% on a net asset value basis and 1.42% on a market basis. By comparison its benchmark, the Barclays U.S. Aggregate Bond Index, returned (0.10)%.

STRATEGY REVIEW

The portfolio, which maintained an overweight position to spread products and a shorter duration than that of the index, outperformed the index.

Corporate credit (investment grade and high yield) took its cue from the positive risk environment and posted strong excess returns compared to its duration matched U.S. Treasuries. Higher quality underperformed lower quality as more interest rate sensitive sectors of the bond market were affected by the rising rate environment. Financials were the top performing corporate bond segment and our overweight added to performance. Additionally, our positioning in mostly short or high coupon “yield to call” paper in the high yield space benefited the fund in part due to its better yield and convexity profile.

We continue to believe that the risk-free areas of the market offer minimal value. Treasuries and Agency Mortgage Backed Securities (“MBS”) pricing and yields are being influenced by policies from the Fed. In the last year, the Fed began the long march to start to normalize its policies by tapering its quantitative easing purchases. Rates moved higher over the year as people begin to position for a world without the Fed being a large purchaser of MBS or U.S. Treasuries.

Our weightings in other structured securities such as non-Agency MBS, Commercial Mortgage Backed Securities (“CMBS”) and Asset Backed Securities were all positive contributors to performance. Within the non-Agency space, we have been invested in higher quality re-Real Estate Mortgage Investment Conduits as well as the lower-quality high yield bonds. Both segments continue to benefit from improving home prices, lower delinquencies, and strong technicals. In CMBS, we have been adding to the single-borrower segment of the market. The floating rate nature of the bonds offers decent risk premium spreads and rising rate protection.

Emerging markets were volatile over the past year. Rising rates and a changing growth picture out of China sparked concerns from financial markets which were later confused by a series of idiosyncratic risks. Our positioning in Mexico has helped performance on a relative basis as the market is benefiting from U.S. growth and is not experiencing nearly the same flow or political volatility of its peers. We continue to be selective in our emerging markets investments and look for the right opportunities.

Spring is upon us and the economy needs to prove that it can awake from the cold-induced slow patch of the winter. The Fed will slowly remove accommodation while trying to anchor short rates in the near term. Over time, we believe the direction of rates will be higher as the Fed continues to normalize its policies. Employment and capital spending will need to be larger drivers of growth for this economic environment to be self-sustaining. Signs continue to suggest that we are moving through the middle of the business cycle and diligence in avoiding idiosyncratic risks becomes more paramount going forward. Risk assets such as corporate credit and structured securities continue to offer excess yield opportunities.

Brian Westhoff, CFA

Aegon USA Investment Management, LLC

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at October 1, 2013, and held for the entire period until March 31, 2014.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund’s versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses(A)		Hypothetical Expenses(B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(C)	Ending Account Value	Expenses Paid During Period(C)	Annualized Expense Ratio
Transamerica Income Shares, Inc.	$1,000.00	$1,040.40	$3.97	$1,021.04	$3.93	0.78%

(A)	Based on net asset value return.

(B)	5% return per year before expenses.

(C)	Expenses are calculated using the fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At March 31, 2014

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	62.3%
Mortgage-Backed Securities	14.1
Securities Lending Collateral	11.2
Asset-Backed Securities	7.5
Short-Term U.S. Government Obligations	3.2
U.S. Government Obligations	3.2
U.S. Government Agency Obligations	2.7
Foreign Government Obligations	2.4
Preferred Stocks	1.8
Preferred Corporate Debt Security	1.4
Municipal Government Obligations	1.4
Repurchase Agreement	0.7
Convertible Bond	0.6
Convertible Preferred Stocks	0.5
Other Assets and Liabilities - Net	(13.0)
Total	100.0%

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS

At March 31, 2014

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.2%
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	$ 980,433	$ 1,190,613
U.S. Treasury Note
1.75%, 05/15/2022	615,000	580,310
2.50%, 08/15/2023	2,963,600	2,921,230

Total U.S. Government Obligations (cost $4,569,377)		4,692,153

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.7%
Fannie Mae, TBA
3.50%	3,455,000	3,622,351
Freddie Mac, IO
5.00%, 08/01/2035	1,146,059	234,947

Total U.S. Government Agency Obligations (cost $4,186,004)		3,857,298

FOREIGN GOVERNMENT OBLIGATIONS - 2.4%
Canada Housing Trust No. 1
3.15%, 06/15/2015 - 144A	CAD 1,500,000	1,390,692
Mexican Bonos
7.00%, 06/19/2014	MXN 12,000,000	925,768
7.25%, 12/15/2016	14,000,000	1,153,985

Total Foreign Government Obligations (cost $3,449,181)		3,470,445

MORTGAGE-BACKED SECURITIES - 14.1%
7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A
4.08%, 03/13/2031 - 144A	$ 438,462	457,540
Alternative Loan Trust
Series 2005-14, Class 4A1
0.37%, 05/25/2035 (A)	1,289,789	1,081,665
Banc of America Funding Corp.
Series 2007-3, Class TA2
0.33%, 04/25/2037 (A)	848,765	567,781
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.79%, 08/26/2035 - 144A (A)	329,889	327,123
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 - 144A (A)	367,468	393,456
Series 2009-RR6, Class 2A1
2.71%, 08/26/2035 - 144A (A)	510,989	475,350
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A (A)	391,271	402,292
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class C
2.31%, 08/15/2026 - 144A (A)	1,000,000	1,002,648
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A
4.00%, 01/25/2035 - 144A (A)	674,856	700,978
COMM Mortgage Trust
Series 2013-FL3, Class B
2.31%, 10/13/2028 - 144A (A)	907,000	910,989
Countrywide Alternative Loan Trust
Series 2004-3T1, Class A3
5.00%, 05/25/2034	298,095	307,057
Series 2006-OC1, Class 2A3A
0.47%, 03/25/2036 (A)	1,449,801	1,197,152
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class C
0.41%, 10/15/2021 - 144A (A)	960,000	946,378

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates (continued)
Series 2010-18R, Class 1A11
3.75%, 08/26/2035 - 144A (A)	$ 178,119	$ 177,724
Hilton USA Trust
Series 2013-HLF, Class CFL
2.06%, 11/05/2030 - 144A (A)	400,000	400,628
Impac CMB Trust
Series 2007-A, Class A
0.40%, 05/25/2037 (A)	613,563	596,680
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.67%, 12/26/2037 - 144A (A)	229,321	229,628
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	152,435	164,172
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 - 144A (A)	128,733	127,031
Series 2009-R7, Class 1A1
2.34%, 02/26/2036 - 144A (A)	428,510	424,671
Series 2009-R7, Class 4A1
2.62%, 09/26/2034 - 144A (A)	284,714	281,197
Series 2009-R9, Class 1A1
2.40%, 08/26/2046 - 144A (A)	315,669	317,735
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-LD11, Class ASB
5.82%, 06/15/2049 (A)	388,682	413,818
Series 2013-ALC, Class B
3.01%, 07/17/2026 - 144A (A)	710,000	716,186
Series 2013-INN, Class C
2.71%, 10/15/2030 - 144A (A)	100,000	100,178
JPMorgan Commercial Mortgage-Backed Securities Trust
Series 2009-RR2, Class MLB
5.75%, 06/15/2050 - 144A (A)	936,000	1,006,993
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
2.81%, 01/27/2047 - 144A (A)	171,687	172,339
LB Commercial Mortgage Trust
Series 2007-C3, Class A1A
5.82%, 07/15/2044 (A)	520,023	572,227
LSTAR Commercial Mortgage Trust
Series 2011-1, Class A
3.91%, 06/25/2043 - 144A	69,767	70,335
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A
5.82%, 08/15/2045 - 144A (A)	831,903	922,079
Series 2010-R4, Class 3A
5.50%, 08/26/2047 - 144A	467,395	485,389
RALI Trust
Series 2006-QO1, Class 3A1
0.42%, 02/25/2046 (A)	1,190,179	801,461
Series 2006-QO2, Class A1
0.37%, 02/25/2046 (A)	151,912	70,652
Residential Asset Securitization Trust
Series 2004-A4, Class A11
5.50%, 08/25/2034	1,224,433	1,278,969

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2014

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RREF LLC
Series 2013-LT2, Class A
2.83%, 05/22/2028 - 144A	$ 561,658	$ 560,678
Spirit Master Funding LLC
Series 2007-1A, Class A
5.74%, 03/20/2025 - 144A	1,680,740	1,724,526
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (A)	87,055	88,889
Series 2003-L, Class 1A2
2.49%, 11/25/2033 (A)	75,558	76,728

Total Mortgage-Backed Securities (cost $19,590,157)		20,551,322

ASSET-BACKED SECURITIES - 7.5%
Bayview Opportunity Master Fund Trust IIlA, LP
Series 2013-4RPL, Class A
4.46%, 07/28/2018 - 144A (A)	336,196	340,585
Countrywide Asset-Backed Certificates
Series 2006-6, Class 2A3
0.43%, 09/25/2036 (A)	2,000,000	1,612,692
Diamond Resorts Owner Trust
Series 2013-1, Class A
1.95%, 01/20/2025 - 144A	344,049	343,696
Gazprom OAO Via GAZ Capital SA
8.13%, 07/31/2014 - 144A	940,000	956,450
GSAA Trust
Series 2006-1, Class A3
0.48%, 01/25/2036 (A)	1,063,157	741,045
GSAMP Trust
Series 2006-HE1, Class A2D
0.46%, 01/25/2036 (A)	1,230,000	1,116,157
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T4, Class DT4
2.33%, 08/15/2044 - 144A	630,000	630,126
Series 2013-T6, Class DT6
2.23%, 09/15/2044 - 144A	405,000	404,878
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.40%, 03/20/2036 (A)	804,000	781,326
Series 2007-2, Class M1
0.47%, 07/20/2036 (A)	100,000	90,494
Lehman XS Trust
Series 2005-8, Class 1A3
0.50%, 12/25/2035 (A)	1,268,305	840,549
ORES NPL LLC
Series 2014-LV3, Class A
3.00%, 03/27/2024 - 144A	350,000	350,000
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class A4
0.47%, 02/25/2036 (A)	653,953	615,107
Sierra Receivables Funding Co. LLC
Series 2014-1A, Class A
2.07%, 03/20/2030 - 144A	595,000	593,371
Truman Capital Mortgage Loan Trust
Series 2005-1, Class A
0.58%, 03/25/2037 - 144A (A)	521,893	508,281

	Principal	Value
ASSET-BACKED SECURITIES (continued)
US Residential Opportunity Fund Trust
Series 2014-1A
3.47%, 03/25/2034 - 144A (A)	$ 325,000	$ 326,115
Westgate Resorts LLC
Series 2013-1A, Class A
2.25%, 08/20/2025 - 144A	724,680	724,905

Total Asset-Backed Securities (cost $9,155,581)		10,975,777

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.4%
Rhode Island Economic Development
Corp. (Revenue Bonds)
Insurer: AGM
6.00%, 11/01/2015 (B)	575,000	589,392
State of California (General Obligation Unlimited)
7.95%, 03/01/2036	1,195,000	1,412,729

Total Municipal Government Obligations (cost $1,797,801)		2,002,121

PREFERRED CORPORATE DEBT SECURITY - 1.4%
Insurance - 1.4%
ZFS Finance USA Trust II
6.45%, 12/15/2065 - 144A (A)	1,930,000	2,079,575

Total Preferred Corporate Debt Security (cost $1,621,961)		2,079,575

CORPORATE DEBT SECURITIES - 62.3%
Aerospace & Defense - 0.3%
Bombardier, Inc.
4.75%, 04/15/2019 - 144A	450,000	450,000
Airlines - 2.4%
America West Airlines Pass-Through
8.06%, 07/02/2020	467,279	539,707
American Airlines Pass-Through Trust
4.00%, 07/15/2025 - 144A	676,172	681,243
Continental Airlines Pass-Through Trust
6.90%, 04/19/2022	660,342	715,216
7.46%, 04/01/2015	162,856	164,892
U.S. Airways Pass-Through Trust
3.95%, 11/15/2025	440,000	443,300
UAL Pass-Through Trust
10.40%, 11/01/2016	601,307	683,987
Virgin Australia Trust
5.00%, 10/23/2023 - 144A	320,000	337,600
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
9.75%, 11/17/2015	BRL 1,200,000	523,579
Building Products - 0.9%
Owens Corning
4.20%, 12/15/2022	$ 1,390,000	1,378,494
Capital Markets - 1.4%
Morgan Stanley
2.13%, 04/25/2018	740,000	738,379
5.75%, 01/25/2021	400,000	458,156
Prospect Capital Corp.
5.88%, 03/15/2023 (C)	805,000	802,238
Commercial Banks - 8.8%
Barclays Bank PLC
10.18%, 06/12/2021 - 144A	1,212,000	1,624,480
BBVA Bancomer SA
6.50%, 03/10/2021 - 144A (C)	800,000	865,000

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2014

	Principal	Value
Commercial Banks (continued)
CIT Group, Inc.
4.75%, 02/15/2015 - 144A	$ 310,000	$ 318,525
Citigroup, Inc.
5.95%, 01/30/2023 (A) (C) (D)	1,070,000	1,045,925
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.00%, 06/30/2019 - 144A (A) (D)	1,095,000	1,453,612
HBOS PLC, Series MTN
6.75%, 05/21/2018 - 144A	1,015,000	1,149,936
ING Bank NV
5.80%, 09/25/2023 - 144A	925,000	986,463
Intesa Sanpaolo SpA
3.13%, 01/15/2016	1,070,000	1,095,476
JPMorgan Chase & Co.
5.15%, 05/01/2023 (A) (D)	700,000	656,250
Regions Bank
7.50%, 05/15/2018	1,115,000	1,315,912
Royal Bank of Scotland Group PLC
5.05%, 01/08/2015	500,000	511,662
UBS AG
7.63%, 08/17/2022 (C)	490,000	574,714
Wells Fargo & Co.
7.98%, 03/15/2018 (A) (D)	1,065,000	1,210,106
Commercial Services & Supplies - 0.6%
Steelcase, Inc.
6.38%, 02/15/2021	800,000	905,808
Consumer Finance - 1.5%
Ally Financial, Inc.
4.63%, 06/26/2015	650,000	673,563
Springleaf Finance Corp., Series MTN
6.90%, 12/15/2017	1,430,000	1,569,425
Containers & Packaging - 0.7%
Beverage Packaging Holdings
6.00%, 06/15/2017 - 144A (C)	190,000	196,650
Exopack Holding Corp.
10.00%, 06/01/2018 - 144A (C)	720,000	781,200
Diversified Financial Services - 3.1%
General Electric Capital Corp.
7.13%, 06/15/2022 (A) (D)	700,000	798,000
ILFC E-Capital Trust I
5.21%, 12/21/2065 - 144A (A) (C)	575,000	543,375
ING US, Inc.
5.50%, 07/15/2022 (C)	470,000	527,205
Jefferies Group LLC
5.13%, 01/20/2023	440,000	462,447
Oaktree Capital Management, LP
6.75%, 12/02/2019 - 144A	1,110,000	1,294,971
Vesey Street Investment Trust I
4.40%, 09/01/2016 (E)	835,000	895,492
Diversified Telecommunication Services - 4.3%
CenturyLink, Inc.
5.80%, 03/15/2022 (C)	710,000	725,975
Frontier Communications Corp.
7.63%, 04/15/2024	710,000	741,950
GTP Towers Issuer LLC
4.44%, 02/15/2015 - 144A	1,365,000	1,395,554
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	200,000	219,500

	Principal	Value
Diversified Telecommunication Services (continued)
Level 3 Communications, Inc.
8.88%, 06/01/2019	$ 85,000	$ 93,394
Level 3 Financing, Inc.
8.13%, 07/01/2019	660,000	724,350
Unison Ground Lease Funding LLC
6.39%, 04/15/2020 - 144A	1,515,000	1,654,949
Verizon Communications, Inc.
1.76%, 09/15/2016 (A)	250,000	257,171
Wind Acquisition Finance SA
7.25%, 02/15/2018 - 144A	350,000	369,250
11.75%, 07/15/2017 - 144A	100,000	105,375
Electric Utilities - 0.3%
EDP Finance BV
5.25%, 01/14/2021 - 144A	365,000	376,498
Electrical Equipment - 0.9%
Anixter, Inc.
5.95%, 03/01/2015	1,200,000	1,245,000
Energy Equipment & Services - 2.3%
Enterprise Products Operating LLC
8.38%, 08/01/2066 (A)	600,000	675,750
NuStar Logistics, LP
8.15%, 04/15/2018	975,000	1,111,500
Seadrill, Ltd.
6.13%, 09/15/2017 - 144A	325,000	338,813
Transocean, Inc.
6.38%, 12/15/2021 (C)	490,000	550,737
Weatherford International, Ltd.
9.63%, 03/01/2019	545,000	707,510
Food & Staples Retailing - 0.5%
C&S Group Enterprises LLC
8.38%, 05/01/2017 - 144A (C)	614,000	641,630
Stater Bros Holdings, Inc.
7.38%, 11/15/2018	35,000	36,925
Food Products - 1.0%
Michael Foods Group, Inc.
9.75%, 07/15/2018	720,000	768,600
Post Holdings, Inc.
7.38%, 02/15/2022	635,000	682,625
Health Care Equipment & Supplies - 0.7%
Hologic, Inc.
6.25%, 08/01/2020	290,000	306,675
Mallinckrodt International Finance SA
3.50%, 04/15/2018 - 144A (C)	680,000	669,842
Health Care Providers & Services - 0.9%
CHS / Community Health Systems, Inc.
7.13%, 07/15/2020 (C)	500,000	542,500
Express Scripts Holding Co.
4.75%, 11/15/2021	660,000	717,275
Hotels, Restaurants & Leisure - 0.5%
Wyndham Worldwide Corp.
2.50%, 03/01/2018	755,000	758,804
Household Durables - 0.4%
Meritage Homes Corp.
4.50%, 03/01/2018	525,000	538,125
Household Products - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	780,000	817,050

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2014

	Principal	Value
Independent Power Producers & Energy Traders - 0.8%
NRG Energy, Inc.
7.88%, 05/15/2021	$ 1,080,000	$ 1,188,000
Insurance - 6.2%
American Financial Group, Inc.
9.88%, 06/15/2019 (C)	920,000	1,184,815
Chubb Corp.
6.38%, 03/29/2067 (A)	879,000	975,690
Fidelity National Financial, Inc.
6.60%, 05/15/2017 (C)	1,405,000	1,593,422
Hanover Insurance Group, Inc.
6.38%, 06/15/2021	865,000	982,260
Oil Insurance, Ltd.
3.22%, 05/02/2014 - 144A (A) (D)	675,000	620,284
Reinsurance Group of America, Inc.
6.75%, 12/15/2065 (A)	810,000	816,075
Sompo Japan Insurance, Inc.
5.33%, 03/28/2073 - 144A (A)	1,250,000	1,328,125
Stone Street Trust
5.90%, 12/15/2015 - 144A	1,400,000	1,506,307
IT Services - 0.8%
Cardtronics, Inc.
8.25%, 09/01/2018	1,110,000	1,179,375
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	655,000	651,037
Marine - 0.7%
Martin Midstream Partners LP / Martin Midstream Finance Corp.
8.88%, 04/01/2018	963,000	1,005,738
Media - 1.2%
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020	695,000	749,963
Nara Cable Funding, Ltd.
8.88%, 12/01/2018 - 144A	600,000	653,250
Univision Communications, Inc.
7.88%, 11/01/2020 - 144A	350,000	386,750
Metals & Mining - 1.8%
Anglo American Capital PLC
9.38%, 04/08/2019 - 144A	555,000	710,350
Glencore Funding LLC
6.00%, 04/15/2014 - 144A	620,000	621,115
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	700,000	910,573
Xstrata Finance Canada, Ltd.
5.80%, 11/15/2016 - 144A	325,000	357,811
Multi-Utilities - 0.5%
Black Hills Corp.
5.88%, 07/15/2020	700,000	801,856
Oil, Gas & Consumable Fuels - 5.1%
Chesapeake Energy Corp.
6.50%, 08/15/2017	675,000	757,687
Energy Transfer Partners, LP
4.90%, 02/01/2024	590,000	614,044
Linn Energy LLC / Linn Energy Finance Corp.
7.25%, 11/01/2019 - 144A (C)	695,000	724,538
Lukoil International Finance BV
3.42%, 04/24/2018 - 144A	525,000	510,694
6.38%, 11/05/2014 - 144A	600,000	612,150

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV
3.00%, 01/15/2019 (C)	$ 650,000	$ 614,288
Petrohawk Energy Corp.
7.25%, 08/15/2018	635,000	673,735
Petroleum Co., of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 - 144A	571,000	712,323
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 - 144A	925,000	1,098,530
Rosneft Finance SA
6.25%, 02/02/2015 - 144A	650,000	667,875
Rosneft Oil Co. via Rosneft International Finance, Ltd.
3.15%, 03/06/2017 - 144A	530,000	520,725
Paper & Forest Products - 0.7%
Ainsworth Lumber Co., Ltd.
7.50%, 12/15/2017 - 144A	315,000	336,263
Boise Cascade Co.
6.38%, 11/01/2020	480,000	514,800
Exopack Holdings SA
7.88%, 11/01/2019 - 144A	200,000	212,000
Pharmaceuticals - 0.3%
Actavis, Inc.
3.25%, 10/01/2022 (C)	465,000	445,783
Real Estate Investment Trusts - 2.8%
ARC Properties Operating Partnership, LP/Clark Acquisition LLC
2.00%, 02/06/2017 - 144A	685,000	685,203
CBL & Associates, LP
5.25%, 12/01/2023	490,000	504,210
EPR Properties
7.75%, 07/15/2020	1,190,000	1,403,686
Kilroy Realty, LP
6.63%, 06/01/2020 (C)	1,320,000	1,541,061
Road & Rail - 1.5%
Aviation Capital Group Corp.
4.63%, 01/31/2018 - 144A	530,000	551,109
7.13%, 10/15/2020 - 144A	1,500,000	1,682,036
Software - 0.8%
First Data Corp.
6.75%, 11/01/2020 - 144A	650,000	698,750
7.38%, 06/15/2019 - 144A	370,000	397,750
Specialty Retail - 0.5%
Claire’s Stores, Inc.
9.00%, 03/15/2019 - 144A (C)	635,000	659,606
Tobacco - 0.5%
Lorillard Tobacco Co.
8.13%, 06/23/2019 (C)	575,000	710,730
Trading Companies & Distributors - 1.0%
International Lease Finance Corp.
6.75%, 09/01/2016 - 144A	1,280,000	1,424,000
Wireless Telecommunication Services - 4.2%
Crown Castle Towers LLC
4.88%, 08/15/2020 - 144A	965,000	1,046,340
6.11%, 01/15/2020 - 144A	1,065,000	1,220,819
SBA Tower Trust
5.10%, 04/17/2017 - 144A	1,440,000	1,541,215
Sprint Communications, Inc.
9.00%, 11/15/2018 - 144A	700,000	855,750

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2014

	Principal	Value
Wireless Telecommunication Services (continued)
WCP Wireless Site Funding / WCP Wireless Site RE Funding
6.83%, 11/15/2015 - 144A	$ 1,445,000	$ 1,510,330

Total Corporate Debt Securities (cost $84,278,085)		90,817,141

CONVERTIBLE BOND - 0.6%
Automobiles - 0.6%
Ford Motor Co.
Series 2012-D, Class A3
4.25%, 11/15/2016 (C)	430,000	778,569

Total Convertible Bond (cost $430,000)		778,569

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.2%
U.S. Treasury Bill
0.05%, 06/12/2014 (C) (F)	3,400,000	3,399,698
0.11%, 12/11/2014 (C) (F)	1,300,000	1,298,977

Total Short-Term U.S. Government Obligations (cost $4,698,675)		4,698,675

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.5%
Multi-Utilities - 0.3%
Dominion Resources, Inc. - Series A, 6.13%	7,000	402,500
Real Estate Investment Trusts - 0.2%
Weyerhaeuser Co. - Series A, 6.38% (C)	5,000	273,000

Total Convertible Preferred Stocks (cost $625,411)		675,500

PREFERRED STOCKS - 1.8%
Commercial Banks - 0.3%
CoBank ACB - Series F 144A, 6.25% (A)	4,530	458,379
Consumer Finance - 0.5%
Ally Financial, Inc. - Series A, 8.50% (A)	24,800	678,280

	Shares	Value
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. - Class A 144A, 9.08%	852	$ 1,041,038
Real Estate Investment Trusts - 0.3%
American Realty Capital Properties, Inc. - Series F, 6.70%	18,000	409,860

Total Preferred Stocks (cost $2,293,267)		2,587,557

SECURITIES LENDING COLLATERAL - 11.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.16% (F)	16,357,427	16,357,427

Total Securities Lending Collateral (cost $16,357,427)		16,357,427

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (F), dated 03/31/2014, to be repurchased at $1,055,348 on 04/01/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $1,080,635.	$ 1,055,348	1,055,348

Total Repurchase Agreement (cost $1,055,348)		1,055,348

Total Investment Securities (cost $154,108,275) (G)		164,598,908
Other Assets and Liabilities - Net - (13.0)%		(18,878,553)

Net Assets - 100.0%		$ 145,720,355

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at March 31, 2014
ASSETS
Investment Securities
U.S. Government Obligations	$—	$4,692,153	$—	$4,692,153
U.S. Government Agency Obligations	—	3,857,298	—	3,857,298
Foreign Government Obligations	—	3,470,445	—	3,470,445
Mortgage-Backed Securities	—	20,551,322	—	20,551,322
Asset-Backed Securities	—	10,975,777	—	10,975,777
Municipal Government Obligations	—	2,002,121	—	2,002,121
Preferred Corporate Debt Security	—	2,079,575	—	2,079,575
Corporate Debt Securities	—	90,817,141	—	90,817,141
Convertible Bond	—	778,569	—	778,569
Short-Term U.S. Government Obligations	—	4,698,675	—	4,698,675
Convertible Preferred Stocks	675,500	—	—	675,500
Preferred Stocks	2,587,557	—	—	2,587,557
Securities Lending Collateral	16,357,427	—	—	16,357,427
Repurchase Agreement	—	1,055,348	—	1,055,348
Total Investment Securities	$19,620,484	$144,978,424	$—	$164,598,908

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of March 31, 2014.
(B)	Illiquid. Total aggregate fair value of illiquid securities is $589,392, or 0.40% of the fund’s net assets.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $16,024,446. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	The security has a perpetual maturity. The date shown is the next call date.
(E)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of March 31, 2014. Maturity date disclosed is the ultimate maturity date.
(F)	Rate shown reflects the yield at March 31, 2014.
(G)	Aggregate cost for federal income tax purposes is $155,215,333. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $10,283,505 and $899,930, respectively. Net unrealized appreciation for tax purposes is $9,383,575.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended March 31, 2014. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, these securities aggregated $63,733,298, or 43.74% of the fund’s net assets.
AGM	Assured Guaranty Municipal Corporation
IO	Interest only portion of a STRIPS (Separate Trading of Registered Interest and Principal of Securities)
MTN	Medium Term Note
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
MXN	Mexican Peso

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

STATEMENT OF ASSETS AND LIABILITIES

At March 31, 2014

Assets:
Investment securities, at value (cost: $153,052,927) (including securities loaned of $16,024,446)	$163,543,560
Repurchase agreement, at value (cost: $1,055,348)	1,055,348
Receivables:
Investment securities sold	663,162
Interest	1,534,143
Dividends	18,935
Securities lending income (net)	1,464
Prepaid expenses	10,028

Total assets	166,826,640

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	4,093,585
Management and advisory fees	61,971
Administration fees	3,099
Transfer agent fees	7,492
Director fees	92
Audit and tax fees	5,286
Custody fees	16
Legal fees	21,524
Printing and shareholder reports fees	9,495
Distributions to shareholders	521,299
Other	24,999
Collateral for securities on loan	16,357,427

Total liabilities	21,106,285

Net assets applicable to 6,318,771 capital shares outstanding, $1.00 par value (authorized 20,000,000 shares)	$145,720,355

Net assets consist of:
Paid-in capital	$140,831,349
Undistributed (distributions in excess of) net investment income (loss)	(1,609,548)
Undistributed (accumulated) net realized gain (loss)	(3,993,118)
Net unrealized appreciation (depreciation) on:
Investment securities	10,490,633
Translation of assets and liabilities denominated in foreign currencies	1,039

Net assets	$145,720,355

Net asset value per share	$23.06

STATEMENT OF OPERATIONS

For the year ended March 31, 2014

Investment Income:
Dividend income	$155,291
Interest income (net of withholding taxes on foreign interest of $417)	7,314,369
Securities lending income (net)	35,494

Total investment income	7,505,154

Expenses:
Management and advisory	727,084
Administration	36,354
Transfer agent	46,651
Director	62,790
Audit and tax	51,266
Custody	44,191
Legal	43,470
Printing and shareholder reports	25,679
Other	49,985

Total expenses	1,087,470

Net investment income (loss)	6,417,684

Net realized gain (loss) on transactions from:
Investment securities	2,488,366
Foreign currency transactions	(6,172)

Net realized gain (loss)	2,482,194

Net change in unrealized appreciation (depreciation) on:
Investment securities	(3,491,090)
Translation of assets and liabilities denominated in foreign currencies	37

Net change in unrealized appreciation (depreciation)	(3,491,053)

Net realized and change in unrealized gain (loss)	(1,008,859)

Net increase (decrease) in net assets resulting from operations	$5,408,825

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	March 31, 2014	March 31, 2013
From operations:
Net investment income (loss)	$6,417,684	$7,703,085
Net realized gain (loss)	2,482,194	874,395
Net change in unrealized appreciation (depreciation)	(3,491,053)	6,311,922

Net increase (decrease) in net assets resulting from operations	5,408,825	14,889,402

Distributions to shareholders:
Net investment income	(6,950,652)	(8,088,027)

Total distributions to shareholders	(6,950,652)	(8,088,027)

Net increase (decrease) in net assets	(1,541,827)	6,801,375

Net assets:
Beginning of year	147,262,182	140,460,807

End of year	$145,720,355	$147,262,182

Undistributed (distributions in excess of) net investment income (loss)	$(1,609,548)	$(1,329,381)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year

	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010
Net asset value
Beginning of year	$23.31	$22.23	$22.46	$22.04	$17.84
Investment operations
Net investment income (loss)(A)	1.02	1.22	1.37	1.47	1.50
Net realized and unrealized gain (loss)	(0.17)	1.14	(0.11)	0.63	4.25

Total investment operations	0.85	2.36	1.26	2.10	5.75

Distributions
Net investment income	(1.10)	(1.28)	(1.49)	(1.68)	(1.55)

Total distributions	(1.10)	(1.28)	(1.49)	(1.68)	(1.55)

Net asset value
End of year	$23.06	$23.31	$22.23	$22.46	$22.04

Market value per share
End of year	$20.80	$21.62	$21.79	$21.08	$22.66

Total net asset value return(B)	4.29%	10.74%	5.92%	10.00%	33.49%

Total market price return(C)	1.42%	4.78%	10.62%	0.41%	47.50%

Net assets end of year (000’s)	$145,720	$147,262	$140,461	$141,907	$139,241

Ratio and supplemental data
Expenses to average net assets	0.75%	0.72%	0.78%	0.80%	0.71%
Net investment income (loss) to average net assets	4.41%	5.36%	6.19%	6.61%	7.28%
Portfolio turnover rate	32%	30%	33%	65%	131%

The number of shares outstanding at the end of each period was 6,318,771.

(A)	Calculated based on average number of shares outstanding.

(B)	Total net asset value return is based on the change in current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the market prices on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

(C)	Total market price return is based on the change in current market price on the first day of each year reported and a sale at he current market price on the last day of each year reported, taking into account dividends revinvested at market prices in accordance with the terms of the dividend reinvestment plan.

Note: Prior to April 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS

At March 31, 2014

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Fund. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Fund’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of fund holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Fund’s Board of Trustees; oversight of preparation of shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Fund, such as the custodian, the transfer agent, the administrator, the distributor, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Fund: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Fund by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Fund and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Fund. TFS’s supervisory and administrative services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Fund by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Fund from time to time, shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and its dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Fund. State Street performs back office services to support TFS, including furnishing financial and performance information about the Fund for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Fund, as numerated within the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. The lending of securities exposes the Fund to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of March 31, 2014. No individual fund has a significant holding in the Navigator.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 1. (continued)

By lending securities, the Fund seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at March 31, 2014 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at March 31, 2014 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Fund may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Fund may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed delivery basis, the Fund does not participate in future gains and losses on the security.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 1. (continued)

Treasury inflation-protected securities (“TIPS”): The Fund invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statement of Assets and Liabilities.

Illiquid securities: The Fund may invest in illiquid securities. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The illiquid securities at March 31, 2014 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividend distributions are declared monthly. Capital gains distributions are declared annually. Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day. Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. See “Automatic Reinvestment Plan” on page 20 for an opportunity to reinvest distributions in shares of the Fund’s common stock.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Fund’s Board of Directors has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 2. (continued)

Directors. These policies and procedures are reviewed at least annually by the Board of Directors. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Directors, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 2. (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Fund’s investments at March 31, 2014, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Fund’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Fund.

TFS is the Fund’s administrator. TAM and TFS are affiliates of Aegon NV.

Certain officers and directors of the Fund are also officers and/or directors of TAM, AUIM, and TFS. No interested director receives compensation from the Fund.

Investment advisory fees: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.500% of ANA

TAM has agreed to voluntarily waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limits of ANA:

First 30 million	1.50%
Over 30 million	1.00%

During the year ended March 31, 2014, there were no amounts reimbursed/waived by TAM.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended March 31, 2014 were as follows:

Purchases of securities:
Long-term	$35,807,450
U.S. Government	9,111,134

Proceeds from maturities and sales of securities:
Long-term	43,066,739
U.S. Government	7,027,462

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, distribution reclasses for REITs, foreign currency transactions, paydown gain/loss, capital loss carryforwards, dividends payable and bond premium amortization.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$2
Undistributed (accumulated) net investment income (loss)	252,801
Undistributed (accumulated) net realized gain (loss) from investment securities	(252,803)

At March 31, 2014, the Fund had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 3,993,118	March 31, 2017

The capital loss carryforwards utilized or expired during the year ended March 31, 2014 were $2,229,391.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows:

2014 Distributions paid from:
Ordinary Income	$6,950,652
Long-Term Capital Gain	—
2013 Distributions paid from:
Ordinary Income	8,088,027
Long-Term Capital Gain	—

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2014

NOTE 5. (continued)

The tax basis components of distributable earnings as of March 31, 2014 are as follows:

Undistributed Ordinary Income	$18,809

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(3,993,118)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	9,384,614

Other Temporary Differences	(521,299)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Transamerica Income Shares, Inc.	Annual Report 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Transamerica Income Shares, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Income Shares, Inc. (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to April 1, 2010 were audited by another independent registered public accounting firm whose report, dated May 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 27, 2014

Transamerica Income Shares, Inc.	Annual Report 2014

SUPPLEMENTAL TAX INFORMATION (unaudited)

For corporate shareholders, 0.96% of investment income (divided income plus short-term gains, if any) qualifies for the dividends received deduction.

The Fund designates a maximum amount of $66,161 as qualified dividend income, which is 0.95% of what was distributed.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2013. Complete information was computed and reported in conjunction with year 2013 Form 1099-DIV.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”). Under the Plan, Computershare, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with Computershare for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.

The price at which Computershare is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the “Optional Cash Only” feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

Computershare charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact Computershare:

Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: 800-454-9575

Transamerica Income Shares, Inc.	Annual Report 2014

Board Members and Officers

The Board Members and executive officers of the Company are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Company because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Company and may also be referred to herein as an “Independent Board Member.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 175 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Company, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement

(2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS

(2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”)

(2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”)

(2012 – present);

				175	N/A

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Division President, Monumental Life Insurance Company

(2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director and President, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company

(2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company

(2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS — continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	175	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	175	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST

(2001 – present);

Board Member, Transamerica Funds and TIS
(2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF
(2007 – present);

Board Member, TII
(2008 – 2010);

Market President, Nations Bank of Sun Coast Florida
(1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida

(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia

(1976 – 1991).

				175	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	175	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	175	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present);	175	N/A

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (continued)			Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Interim President, Mt. Mercy University (2013 – 2014); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	175	Buena Vista University Board of Trustees (2004 – present); Chairman (2012– present)
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	175	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	175	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	175	Operation PAR, Inc.
(2008 – present);

West Central
Florida Council –
Boy Scouts of
America

(2008 – 2013);

Remember Honor
Support, Inc. (non-
profit organization)
(2013 – present)

Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Income Shares, Inc.	Annual Report 2014

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments

(2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC

(2009 – 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS

(2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF

(2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM

(2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI

(2007 – present);

Director, Deutsche Asset Management

(1998 – 2006); and

Corporate Associate, Ropes & Gray LLP

(1995 – 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (continued)

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present); Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF

(2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company

(2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York

(2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford

(2004 – 2012).

Transamerica Income Shares, Inc.	Annual Report 2014

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Matthew H. Huckman, Sr. (1968)	Tax Director	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Director, TFS (2012 – present); Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Scott M. Lenhart (1961)	Acting Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Acting Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Acting Chief Compliance Officer and Chief Risk Officer, TAM (2014 – present);

Director of Compliance, Individual Savings and Retirement Division, Transamerica Companies (2014 – present);

Senior Compliance Officer, TAM (2008 – 2014);

Vice President and Chief Compliance Officer, TFA (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Company, except for the Chief Compliance Officer, receives any compensation from the Company.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

NOTICE OF PRIVACY POLICY

(unaudited)

At Transamerica Income Shares, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Income Shares, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Income Shares, Inc.	Annual Report 2014

Transamerica Income Shares, Inc.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Fund’s proxy voting policies and procedures is available without charge upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website http://www.sec.gov.

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transamerica Income Shares, Inc.	Annual Report 2014

Item 2: Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

The Registrant’s Board of Directors has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 3/31

		2014	2013

(a)	Audit Fees	39	24
(b)	Audit-related Fees (1)	0	0
(c)	Tax Fees (2)	5	6
(d)	All Other Fees (3)	N/A	N/A
(e) (1)	Pre-approval policy (4)		-
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.
(4)

Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

Item 5: Audit Committee of Listed Registrant.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, and John W. Waechter.

Item 6: Schedule of Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees/Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Boards of Trustees/Directors of the Funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the Fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised 11/13/09

TRANSAMERICA ASSET MANAGEMENT, INC. (“TAM”)

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the portfolio to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each portfolio adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio. These policies and procedures are herein.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Board of the portfolios have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised: November 13, 2009

Item 8: Portfolio Managers of Closed-End Management Investment Companies

Name/Year Joined	Role	Employer	Positions Over Past Five Years
Brian W. Westhoff, CFA/2005	Lead Portfolio Manager	AUIM	Principal, Portfolio Manager
Jim Schaeffer/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Distressed Debt, Head of US Leveraged Finance
Rick Perry, CFA, CPA/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Investment Grade Credit
Doug Weih	Portfolio Manager	AUIM	Director of Public Securitized Bonds, Portfolio Manager

(a)(2) Other Accounts Managed by Portfolio Managers

The table below indicates, for each portfolio manager of the fund, information about the accounts, other than the fund, over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed (in Millions)	Number	Assets Managed (in Millions)	Number	Assets Managed (in Millions)
Brian W. Westhoff	2	$675	2	$472	18	$4,269
Jim Schaeffer	4	$2,347	6	$1,335	17	$6,398
Rick Perry	2	$675	1	$45	17	$43,344
Doug Weih	4	$4,992	0	$0	6	$15,402

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff	0	$0	0	$0	0	$0
Jim Schaeffer	0	$0	0	$0	0	$0
Rick Perry	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0

Conflict of Interest

At Aegon USA Investment Management, LLC (“AUIM”), individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Risk and Control Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Compensation

As of March 31, 2014, each portfolio manager’s compensation is provided by the portfolio’s sub-adviser and not by the portfolio. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the portfolio’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and Aegon USA’s earnings results. Some of the portfolio managers participate in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Share Ownership by Portfolio Managers

The following table indicates as of March 31, 2014 the value, within the indicated range, of shares beneficially owned by each portfolio manager of the fund.

Portfolio Manager	Beneficial Ownership of the Fund
Brian W. Westhoff	$10,001 - $50,000
Jim Schaeffer	None
Rick Perry	None
Doug Weih	$1 - $10,000

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
April 1 through April 30, 2013	0	$0.00	0	0
May 1 through May 1, 2013	0	$0.00	0	0
June 1 through June 30, 2013	0	$0.00	0	0
July 1 through July 31, 2013	0	$0.00	0	0
August 1 through August 31, 2013	0	$0.00	0	0
September 1 through September 30, 2013	0	$0.00	0	0
October 1 through October 31, 2013	0	$0.00	0	0
November 1 through November 30, 2013	0	$0.00	0	0
December 1 through December 31,2013	0	$0.00	0	0
January 1 through January 31, 2014	0	$0.00	0	0
February 1 through February 29, 2014	0	$0.00	0	0
March 1 through March 31, 2014	0	$0.00	0	0
Total	0	$0.00	0	0

Item 10: Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
(3)	Not applicable.

(b)

A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA INCOME SHARES, INC.
(Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
(Principal Executive Officer)
Date:	May 23, 2014

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date:	May 23, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer